UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2013

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 16, 2013 Sequenom, Inc., (the “Company”), received a claim construction order and opinion, also known as a “Markman ruling,” from the United States District Court for the Northern District of California in connection with the Company’s ongoing patent litigation with Ariosa Diagnostics, Inc. (“Ariosa”), Natera, Inc. (“Natera”), and Verinata Health, Inc. (“Verinata”), Case Nos. C 11-06391 SI, C 12-00132 SI and C 12-00865 SI, respectively. A copy of the Markman ruling is attached as Exhibit 99.1 to this current report.

The litigation involves the Company’s claims against Ariosa, Natera and Verinata for infringement of U.S. Patent No. 6,258,540, which is exclusively licensed to the Company.

The litigation also involves Verinata’s claims against the Company for infringement of U.S. Patent Nos. 7,888,017, 8,008,018, and 8,195,415, which are exclusively licensed to Verinata.

A Markman ruling is an order by a court that determines the meaning of certain patent claim terms as requested by one or more of the parties to a lawsuit, including the court’s determination that certain terms do not require construction. The ruling in this case follows a Markman hearing held on September 12, 2013.

No trial date has been scheduled in any of the cases. A case management conference is set for November 6, 2013. The Company cannot predict the outcome of these matters.

This current report contains forward-looking statements, including, but not limited to, statements related to future activity in, and the potential outcome of, the ongoing litigation that is the subject of this current report and related matters. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with the ongoing litigation and the Company’s ability to protect its intellectual property rights, as detailed under the caption “Risk Factors” and elsewhere in the Company’s Securities and Exchange Commission filings and reports, including in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and future filings and reports by the Company. The Company undertakes no duty or obligation to update any forward-looking statements contained in this current report as a result of new information, future events or changes in its expectations.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Claim Construction Order

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: October 21, 2013	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President and General Counsel

3.